Exhibit 99.1

For more information, contact: Joseph W. Kiley III, President and Chief Executive Officer Rich Jacobson, Executive Vice President and Chief Financial Officer (425) 255-4400

First Financial Northwest, Inc. Announces Annual Meeting of Shareholders
Will Be Held Solely by Means of Remote Communication

Renton, Washington – May 21, 2020 - First Financial Northwest, Inc. (the “Company”) (NASDAQ GS: FFNW), the holding company for First Financial Northwest Bank (the “Bank”), today announced that due to the public health impact of the COVID-19 (novel coronavirus) outbreak, the recent extension of the Washington State Governor’s “Stay Home, Stay Healthy” emergency order and uncertainty regarding the future timing of the phased-in approach to reopening Washington State, as well as to protect the safety and wellbeing of its shareholders, employees and directors, and the community, the location of the Company’s annual meeting of shareholders has been changed and will now be held by means of remote communication only. Shareholders will not be permitted to attend the annual meeting in person. The date and time of the annual meeting, Wednesday, June 10, 2020 at 9:00 a.m. Pacific Time, as disclosed in the Company’s proxy materials mailed to shareholders has not changed.

Only the formal business as described in the proxy statement will be transacted at the annual meeting. The Company will not provide an update on its operations. Shareholders as of the close of business on April 13, 2020, the record date, will be able to attend the annual meeting by registering in advance and by following the instructions below.

Attending the Annual Meeting as a Shareholder of Record

If you were a holder of record of First Financial’s common stock as of the close of business on the record date and held your shares in your own name, you must register in advance to attend the meeting. To register for the annual meeting, email shareholder@ffnwb.com or, if you cannot email, call (425) 203-1099 and provide your name, the control number found on the proxy card previously sent to you and a valid phone number or email address. Upon confirmation of your registration, First Financial will provide instructions on how to attend the annual meeting.

Attending the Annual Meeting if Your Shares Are Held in Street Name

If you are the beneficial owner of shares held in “street name” by a broker, bank or other nominee as of the record date, you must register in advance to attend the meeting. To register, you must provide proof of ownership, such as a recent brokerage statement or letter from the broker, bank or other nominee by email to shareholder@ffnwb.com, along with your name, the control number found on the voting instruction form previously sent to you and a valid phone number or email address. If you cannot email, call (425) 203-1099 for further instruction on how to provide the required information. Upon confirmation of your registration, First Financial will provide instructions on how to attend the annual meeting.

Registration for the annual meeting is now open and will close at 5:00 p.m. Pacific Time on June 9, 2020. If you intend to attend the meeting remotely, we urge you to register early to avoid any potential delays in receiving the instructions on how to attend the annual meeting.

Voting Your Shares

Shareholders are encouraged to vote using one of the methods and within the timeframe outlined on the proxy card or voting instruction form. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and should be used to vote your shares in connection with the annual meeting. If you have already voted, no additional action is required. Shareholders of record who indicate they plan to vote at the annual meeting will be given instructions on how to vote their shares electronically when they email shareholder@ffnwb.com or call (425) 203-1099 to register to attend the annual meeting. Beneficial owners should vote using the voting instruction form and within the timeframe outlined on the information received from their broker, bank or other nominee.

Submitting Questions

Shareholders whose registration has been verified may ask questions pertinent to the business of the annual meeting by submitting their questions in advance by email to shareholder@ffnwb.com or by calling (425) 203-1099 no later than 5:00 p.m. Pacific Time on June 9, 2020. Questions pertinent to the business of the annual meeting and subject to time allowed will be addressed at the annual meeting.

It is important that your shares are represented at the meeting, whether or not you attend the meeting by remote communication and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the proxy card or voting instruction form previously sent to you as promptly as possible or to vote by telephone or the Internet following the instructions provided thereon. Your vote must be received by 11:59 p.m. Eastern Time on June 9, 2020.

Additional information regarding the annual meeting is available on the Company’s Investor Relations website at www.ffnwb.com/investor/proxy and in the supplemental proxy materials filed with the Securities and Exchange Commission on May 21, 2020.

First Financial Northwest, Inc. is the parent company of First Financial Northwest Bank, an FDIC insured Washington State-chartered commercial bank headquartered in Renton, Washington, serving the Puget Sound Region through 13 full-service banking offices. The Bank has received regulatory approval to open a new banking office in Gig Harbor, in Pierce County, Washington. For additional information about us, please visit our website at ffnwb.com and click on the “Investor Relations” link at the bottom of the page.

Forward-looking statements:
When used in this press release and in other documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, include, but are not limited to, the following: the effect of the COVID-19 pandemic, including on our credit quality and business operations, as well as its impact on general economic and financial market conditions; increased competitive pressures; changes in the interest rate environment;

legislative and regulatory changes; and other factors described in the Company’s latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission – that are available on our website at www.ffnwb.com and on the SEC's website at www.sec.gov.

Any of the forward-looking statements that we make in this Press Release and in the other public statements are based upon management's beliefs and assumptions at the time they are made and may turn out to be wrong because of the inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2020 and beyond to differ materially from those expressed in any forward-looking statements made by, or on behalf of, us and could negatively affect our operating and stock performance.